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                                                                 EXHIBIT 10.2

                                IMPORTANT NOTICE

THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION THAT CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

               AMENDED AND RESTATED REVOLVING CREDIT PROMISSORY NOTE

$3,000,000                                                    McLean, Virginia
                                                             February 28, 1999

      FOR VALUE RECEIVED, SENSYS TECHNOLOGIES INC., a corporation organized under the laws of the State of Delaware (the "Borrower"), promises to pay to the order of NATIONSBANK, N. A., a national banking association (the "Lender"), the principal sum of THREE MILLION DOLLARS ($3,000,000) (the "Principal Sum"), or so much thereof as has been or may be advanced or readvanced to or for the account of the Borrower pursuant to the terms and conditions of the Financing Agreement (as hereinafter defined), together with interest thereon at the rate or rates hereinafter provided, in accordance with the following:

      1.     Interest.

      Commencing as of the date hereof and continuing until repayment in full of all sums due hereunder, the unpaid Principal Sum shall bear interest at the Applicable Interest Rate or the Post Default Rate in effect from time to time pursuant to the terms of the Financing Agreement. The Applicable Interest Rate shall be determined in the manner provided in the Financing Agreement.

      2.     Payments and Maturity.

      The unpaid Principal Sum, together with interest thereon, shall be payable as follows:

            (a) Interest only on the unpaid Principal Sum shall be due and payable on the Interest Payment Date (as that term is defined in the Financing Agreement); and

            (b) Unless sooner paid, the unpaid Principal Sum, together with interest accrued and unpaid thereon, shall be due and payable in full on the Revolving Credit Expiration Date (as that term is defined in the Financing Agreement).

      The fact that the balance hereunder may be reduced to zero from time to time pursuant to the Financing Agreement will not affect the continuing validity of this Note or the Financing Agreement, and the balance may be increased to the Principal Sum after any such reduction to zero.

      The Lender is authorized to deduct any payment due hereunder from the Borrower's account #37500119089 issued by the Lender, on or after the date the payment is due.


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      3.     Default Interest.

      Upon the occurrence of an Event of Default (as hereinafter defined), the unpaid Principal Sum shall bear interest thereafter at a rate four percent (4%) per annum in excess of the Applicable Interest Rate until such Event of Default is cured.

      4.     Late Charges.

      If the Borrower shall fail to make any payment under the terms of this Note within fifteen (15) days after the date such payment is due, the Borrower shall pay to the Lender on demand a late charge equal to five percent (5%) of such payment.

      5.     Application and Place of Payments.

      All payments, made on account of this Note shall be applied first to the payment of any late charge then due hereunder, second to the payment of accrued and unpaid interest then due hereunder, and the remainder, if any, shall be applied to the unpaid Principal Sum. All payments on account of this Note shall be paid in lawful money of the United States of America in immediately available funds during regular business hours of the Lender at its principal office in Baltimore, Maryland or at such other times and places as the Lender may at any time and from time to time designate in writing to the Borrower.

      6.     Prepayment.

            (c) Mandatory Prepayments. The Borrower shall make mandatory prepayments of the Revolving Loan as required to comply with the provisions of
Section 2.1.6 of the Financing Agreement.

            (d) Voluntary Prepayments. Subject to the provisions of the Financing Agreement, the Borrower may voluntarily prepay the Revolving Loan at any time without premium or penalty.

      7.     Financing Agreement and Other Financing Documents.

      This Note is the "Revolving Credit Note" described in an Amended and Restated Financing and Security Agreement of even date herewith by and between the Borrower and the Lender (the "Financing Agreement"). The indebtedness evidenced by this Note is included within the meaning of the term "Obligations" as defined in the Financing Agreement. The term "Financing Documents" as used in this Note shall mean collectively this Note, the Financing Agreement and any other instrument, agreement, or document previously, simultaneously, or hereafter executed and delivered by the Borrower and/or any other person, singularly or jointly with any other person, evidencing, securing, guaranteeing, or in connection with the Principal Sum, this Note and/or the Financing Agreement.

      8.     Security.

      This Note is secured as provided in the Financing Agreement.



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      9.     Events of Default.

      The occurrence of any one or more of the following events shall constitute an event of default (individually, an "Event of Default" and collectively, the "Events of Default") under the terms of this Note:

            (a) The failure of the Borrower to pay to the Lender when due any and all amounts payable by the Borrower to the Lender under the terms of this Note; or

            (b) The occurrence of an event of default (as defined therein) under the terms and conditions of any of the other Financing Documents.

      10.    Remedies.

      Upon the occurrence of an Event of Default, at the option of the Lender, all amounts payable by the Borrower to the Lender under the terms of this Note shall immediately become due and payable by the Borrower to the Lender without notice to the Borrower or any other person, and the Lender shall have all of the rights, powers, and remedies available under the terms of this Note, any of the other Financing Documents and all applicable laws. The Borrower and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Note hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended from time to time without in any way affecting the liability of the Borrower, guarantors and endorsers.

      11.    Confessed Judgment.

      The Borrower hereby appoints and designates Amy S. Owen, Esquire and Brian F. Kenney, Esquire, respectively and individually, the Borrower's duly constituted attorney-in-fact to confess judgment against the Borrower pursuant to the provisions hereof and of Section 8.01-432 of the Code of Virginia of 1950, as amended, which judgment shall be confessed in the Clerk's Office of the Circuit Court of Fairfax County, Virginia. The Borrower shall, upon the Lender's request, name such additional or alternative persons designated by the Lender as the Borrower's duly constituted attorney or attorneys-in-fact to confess judgment against the Borrower in accordance with the terms hereof. Furthermore, upon the Lender's request, the Borrower shall agree to the designation of any additional circuit courts in the Commonwealth of Virginia in which judgment may be confessed against the Borrower.

      Upon the occurrence of an Event of Default, the Borrower hereby authorizes the above designated attorney-in-fact or any successor named therefor to confess judgment against the Borrower for the amount of the unpaid Principal Sum, all interest accrued and unpaid thereon, and all other amounts payable by the Borrower to the Lender under the terms of this Note or any of the other Financing Documents, together with court costs and attorneys' fees of fifteen percent (15%) of the unpaid Principal Sum and interest then due hereunder. The Borrower hereby releases, to the extent permitted by applicable law, all errors and all rights of exemption, appeal, stay of execution, inquisition, and other rights to which the Borrower may otherwise be entitled under the laws of the United States of America or of any state or possession of the United States of America now in force or which may hereafter be enacted. The authority and power to appear for and enter judgment


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against the Borrower shall not be exhausted by one or more exercises thereof or by any imperfect exercise thereof and shall not be extinguished by any judgment entered pursuant thereto. Such authority may be exercised on one or more occasions or from time to time as often as the Lender shall deem necessary or desirable, for all of which this Note shall be a sufficient warrant.

      12.    Expenses.

      The Borrower promises to pay to the Lender on demand by the Lender all reasonable costs and expenses incurred by the Lender in connection with the collection and enforcement of this Note, including, without limitation, all reasonable attorneys' fees and expenses and all court costs.

      13.    Notices.

      Any notice, request, or demand to or upon the Borrower or the Lender shall be deemed to have been properly given or made when delivered in accordance with Section 8.1 of the Financing Agreement.

      14.    Miscellaneous.

      Each right, power, and remedy of the Lender as provided for in this Note or any of the other Financing Documents, or now or hereafter existing under any applicable law or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Note or any of the other Financing Documents or now or hereafter existing under any applicable law, and the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers, or remedies. No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant, or agreement of this Note or any of the other Financing Documents, or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude the Lender from exercising any such right, power, or remedy at a later time or times. By accepting payment after the due date of any amount payable under the terms of this Note, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under the terms of this Note or to declare an Event of Default for the failure to effect such prompt payment of any such other amount. No course of dealing or conduct shall be effective to amend, modify, waive, release, or change any provisions of this Note.

      15.    Partial Invalidity.

      In the event any provision of this Note (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note; but this Note shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had not been contained in this Note, but only to the extent it is invalid, illegal, or unenforceable.

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      16.    Captions.

      The captions herein set forth are for convenience only and shall not be deemed to define, limit, or describe the scope or intent of this Note.

      17.    Governing Law.

      The provisions of this Note shall be construed, interpreted and enforced in accordance with the laws of the Commonwealth of Virginia as the same may be in effect from time to time.

      18.    Consent to Jurisdiction.

      The Borrower irrevocably submits to the jurisdiction of any state or federal court sitting in the Commonwealth of Virginia over any suit, action, or proceeding arising out of or relating to this Note. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection that the Borrower may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon the Borrower and may be enforced in any court in which the Borrower is subject to jurisdiction by a suit upon such judgment provided that service of process is effected upon the Borrower as provided in this Note or as otherwise permitted by applicable law.

      19.    Service of Process.

      The Borrower hereby irrevocably designates and appoints R.R. Bower, as the Borrower's authorized agent to accept and acknowledge on the Borrower's behalf service of any and all process that may be served in any suit, action, or proceeding instituted in connection with this Note in any state or federal court sitting in the Commonwealth of Virginia. If such agent shall cease so to act, the Borrower shall irrevocably designate and appoint without delay another such agent in the Commonwealth of Virginia satisfactory to the Lender and shall promptly deliver to the Lender evidence in writing of such agent's acceptance of such appointment and its agreement that such appointment shall be irrevocable.

      The Borrower hereby consents to process being served in any suit, action, or proceeding instituted in connection with this Note by (a) the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to the Borrower and (b) serving a copy thereof upon the agent hereinabove designated and appointed by the Borrower as the Borrower's agent for service of process. The Borrower irrevocably agrees that such service shall be deemed to be service of process upon the Borrower in any such suit, action, or proceeding. Nothing in this Section shall affect the right of the Lender to serve process in any manner otherwise permitted by law and nothing in this Section will limit the right of the Lender otherwise to bring proceedings against the Borrower in the courts of any jurisdiction or jurisdictions.

      20.    WAIVER OF TRIAL BY JURY.

      THE BORROWER HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE BORROWER AND THE LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS NOTE OR


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(B) THE FINANCING DOCUMENTS. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER
CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE.

      This waiver is knowingly, willingly and voluntarily made by the Borrower, and the Borrower hereby represents that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. The Borrower further represents that it has been represented in the signing of this Note and in the making of this waiver by independent legal counsel, selected of its own free will, and that it has had the opportunity to discuss this waiver with counsel.

      21. Interest Rate Not to Exceed Applicable Laws.

      The interest rate required by this Note, the Financing Agreement or any of the other Financing Documents shall not exceed the maximum rate permissible under applicable laws, and any amounts paid in excess of such rate or rates shall be applied to reduce the unpaid balance of the Principal Sum or shall be refunded to the Borrower at the option of the Lender.

      22.    No Novation.

      This Note, is intended as a replacement of, and is in substitution for, that certain Revolving Credit Note dated June 16, 1986 from the Borrower, as maker, payable to the order of NationsBank, N. A. (as from time to time extended, amended, restated, supplemented or otherwise modified, collectively, the "Original Note"), but is not intended as a novation of the Original Note or any of the Obligations evidenced by the Original Note. All references in the Financing Agreement or any of the other Financing Documents to the Note shall mean the Original Note, as amended and restated in accordance with the provisions of this Note.

      IN WITNESS WHEREOF, the Borrower has caused this Note to be executed under seal by its duly authorized officers as of the date first written above.

WITNESS OR ATTEST                   SENSYS TECHNOLOGIES INC.


/s/Darla Cavaliere                  By:  /s/R.R. Bower                  (SEAL)
--------------------------             ----------------------------------
                                         Name:    R.R. Bower
                                         Title:   V.P. Finance, CFO


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